Exhibit 24

CUMMINS INC.

2011 Form 10-K

POWER OF ATTORNEY

I hereby legally appoint each of Pat J. Ward and Marsha L. Hunt as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2011 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:  February 16, 2012

/s/ Carl Ware
Carl Ware
Director

CUMMINS INC.

2011 Form 10-K

POWER OF ATTORNEY

I hereby legally appoint each of Pat J. Ward and Marsha L. Hunt as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2011 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:  February 13, 2012

/s/ Georgia R. Nelson
Georgia R. Nelson
Director

CUMMINS INC.

2011 Form 10-K

POWER OF ATTORNEY

I hereby legally appoint each of Pat J. Ward and Marsha L. Hunt as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2011 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:  February 13, 2012

/s/ William I. Miller
William I. Miller
Director

CUMMINS INC.

2011 Form 10-K

POWER OF ATTORNEY

I hereby legally appoint each of Pat J. Ward and Marsha L. Hunt as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2011 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:  February 13, 2012

/s/ Alexis M. Herman
Alexis M. Herman
Director

CUMMINS INC.

2011 Form 10-K

POWER OF ATTORNEY

I hereby legally appoint each of Pat J. Ward and Marsha L. Hunt as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2011 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:  February 13, 2012

/s/ Robert K. Herdman
Robert K. Herdman
Director

CUMMINS INC.

2011 Form 10-K

POWER OF ATTORNEY

I hereby legally appoint each of Pat J. Ward and Marsha L. Hunt as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2011 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:  February 14, 2012

/s/ Stephen Dobbs
Stephen Dobbs
Director

CUMMINS INC.

2011 Form 10-K

POWER OF ATTORNEY

I hereby legally appoint each of Pat J. Ward and Marsha L. Hunt as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2011 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:  February 13, 2012

/s/ Franklin R. Chang-Diaz
Franklin R. Chang-Diaz
Director

CUMMINS INC.

2011 Form 10-K

POWER OF ATTORNEY

I hereby legally appoint each of Pat J. Ward and Marsha L. Hunt as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2011 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:  February 13, 2012

/s/ Robert J. Bernhard
Robert J. Bernhard
Director